UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 21386

Dreyfus Manager Funds I
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2015

Dreyfus Research Long/Short Equity Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

-

Dreyfus Research Long/Short Equity Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R   M O R E   I N F O R M AT I O N

Back Cover

Dreyfus Research Long/Short Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Research Long/Short Equity Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

November 16, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Elizabeth Slover and Matthew D. Griffin, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Research Long/Short Equity Fund’s Class A shares produced a total return of -0.71%, Class C shares returned -1.43%, Class I shares returned -0.47%, and Class Y shares returned -0.47%.1 In comparison, the fund’s benchmark, the HFRI® Equity Hedge Index, produced a total return of 0.69% for the same period.2

U.S stock prices rose moderately despite high levels of volatility stemming from choppy economic growth and uncertainties regarding U.S. monetary policy. The fund underperformed its benchmark, largely due to disappointing returns from individual long and short positions in the volatile financials sector.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund employs long/short investment strategies in seeking to produce excess returns that are not tied to the direction of major equity markets over a complete market cycle, typically a period of several years. The fund also seeks to have less volatility than such markets over a complete market cycle.

We strive to add value added excess returns (“alpha”) by allocating fund assets among various global equity sectors, each managed by a separate team of research analysts. Currently, the fund invests its assets among the following global equity sectors: (1) Technology/Media/Telecommunication Services, (2) Consumer, (3) Industrials, (4) Health Care, and (5) Natural Resources. We invest the fund’s assets in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. Conversely, we establish short positions in those companies in which the analysts believe there has been a negative change in the fundamental factors relating to the company or the company has become overvalued.

Equities Ended Higher Amid Volatility

While the U.S. economy continued to recover during the reporting period, the expansion initially proved uneven in the face of severe winter weather. Weak growth in international markets further increased investor uneasiness. European and Japanese central banks responded to global economic headwinds with massive quantitative easing programs, causing the U.S. dollar to increase in value against most other currencies and hampering revenues for U.S. exporters. A steep decline in oil prices generated challenges for many energy producers, but certain other industries and consumers benefited from lower energy prices.

Equity markets proved volatile in this environment, recovering from early weakness to rise through the spring. Stocks fell sharply over the summer amid a debt crisis in Greece and the Chinese Central Bank’s move to devaluate the country’s currency, the latter of which exacerbated fears about slowing Chinese economic growth. An October bounce in equity

DISCUSSION OF FUND PERFORMANCE (continued)

prices put most major U.S. indices back in positive territory. However, investors remained wary amid geopolitical and macroeconomic uncertainty, as well as mixed signals from the Federal Reserve Board (the “Fed”) regarding the timing of expected interest-rate hikes.

Volatility Undermined Performance

High levels of market volatility drove many stock prices higher or lower with little regard to individual company fundamentals, conditions that undermined the effectiveness of the fund’s stock selection process. Volatility took the greatest toll on performance in the financials sector, an area particularly vulnerable to shifting macroeconomic sentiment and lingering uncertainties regarding the Fed’s interest rate policy. Significant detractors from returns from European banks included a long position in Alpha Bank and short positions in CaixaBank and Barclays. Energy and natural resources holdings hindered relative performance to a lesser degree. Declining commodity prices undermined long investments in companies such as Haliburton, Superior Energy Services, and United States Steel.

The fund responded by shifting assets from the troubled financials sector to industrial stocks, where the economy’s cyclical rotation gave rise to several attractive long investment opportunities that enhanced returns, including Delta Air Lines, Koninklijke Philips, Beijing Capital, and Honeywell International. Several health care investments further bolstered relative performance. Top holdings included long positions in biotechnology developer Receptos and health plan provider Centene, as well as short positions in drug makers Valeant Pharmaceuticals International and Endo International. A few long positions in the consumer and technology sectors also contributed positively to returns.

Continuing to Focus on Individual Stocks

As of the end of the reporting period, the fund’s net long position stood at 25%, reflecting a relatively large number of attractive long investment opportunities in the industrials, information technology, and health care sectors. In contrast, we remain cautious regarding the near-term outlook for most stocks in the energy and materials sectors, where the fund’s net long position hovers near 10%. We continue to build the fund’s portfolio one investment at a time, seeking to add value through fundamental analysis of individual companies.

November 16, 2015

Please note, the position in any security highlighted with italicized typeface was eliminated during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. The securities of issuers in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities in the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

The fund may use derivative instruments, such as options, futures, and options on futures and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: Lipper Inc. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The HFRI® Equity Hedge Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Research Long/Short Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares, and the HFRI Equity Hedge Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Research Long/Short Equity Fund on 7/31/13 (inception Date) to a $10,000 investment made in the HFRI Equity Hedge Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/15
	Inception Date		From Inception
		1 Year
Class A shares
with maximum sales charge (5.75%)	7/31/13	-6.44%	-2.07%
without sales charge	7/31/13	-0.71%	0.53%
Class C shares
with applicable redemption charge†	7/31/13	-2.41%	-0.21%
without redemption	7/31/13	-1.43%	-0.21%
Class I shares	7/31/13	-0.47%	0.81%
Class Y shares	7/31/13	-0.47%	0.81%
HFRI Equity Hedge Index	7/31/13	0.69%	3.99%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Long/Short Equity Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$16.09	$19.76	$14.80	$14.80
Ending value (after expenses)	$988.30	$984.20	$989.90	$989.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$16.25	$19.97	$14.95	$14.95
Ending value (after expenses)	$1,009.02	$1,005.29	$1,010.33	$1,010.33

† Expenses are equal to the fund’s annualized expense ratio of 3.21% for Class A, 3.95% for Class C, 2.95% for Class I and 2.95% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2015

Common Stocks - 79.5%	Shares		Value ($)
Automobiles & Components - .4%
Aisin Seiki	8,900		356,605
Capital Goods - 6.3%
ABB	29,678	[a]	560,263
Alfa, Cl. A	353,800		733,397
AviChina Industry & Technology, Cl. H	549,000		449,791
Daelim Industrial	6,307		413,810
Koninklijke Philips	31,674		856,478
Owens Corning	22,333		1,016,821
Prysmian	29,468		636,748
Safran	5,285		401,643
United Technologies	6,997		688,575
			5,757,526
Commercial & Professional Services - 1.0%
Randstad Holding	6,936		414,384
Team Health Holdings	8,589	[a]	512,506
			926,890
Consumer Durables & Apparel - .9%
Hanesbrands	25,097	[b]	801,598
Consumer Services - .6%
Whitbread	7,567		579,295
Energy - 11.6%
Anadarko Petroleum	16,461	[b]	1,100,912
EOG Resources	11,617	[b]	997,320
Halliburton	28,967	[b]	1,111,754
Petrofac	46,679		606,623
Phillips 66	14,017	[b]	1,248,214
Royal Dutch Shell, Cl. A	40,885		1,065,173
Saras	345,367	[a]	681,710
Schlumberger	15,052		1,176,464
Superior Energy Services	84,254	[b]	1,193,037
Valero Energy	23,087	[b]	1,521,895
			10,703,102
Exchange-Traded Funds - .6%
SPDR S&P Biotech ETF	8,138		542,235
Food, Beverage & Tobacco - 4.7%
ConAgra Foods	29,825	[b]	1,209,404
Molson Coors Brewing, Cl. B	13,058	[b]	1,150,410
Mondelez International, Cl. A	20,810	[b]	960,590

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 79.5% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 4.7% (continued)
TreeHouse Foods	11,165	[a,b]	956,171
			4,276,575
Health Care Equipment & Services - 7.0%
Align Technology	8,866	[a]	580,368
Boston Scientific	81,444	[a,b]	1,488,796
Cardinal Health	5,380	[b]	442,236
Envision Healthcare Holdings	11,895	[a]	335,439
Express Scripts Holding	13,604	[a]	1,175,114
HCA Holdings	7,144	[a]	491,436
Medtronic	12,711		939,597
Spire Healthcare Group	66,992	[c]	387,176
UnitedHealth Group	5,394		635,305
			6,475,467
Materials - 4.6%
Celanese, Ser. A	10,309	[b]	732,454
CF Industries Holdings	17,953	[b]	911,474
Dow Chemical	20,280	[b]	1,047,868
LANXESS	13,817		742,220
Rio Tinto	23,071		838,826
			4,272,842
Media - 2.5%
AMC Networks, Cl. A	3,474	[a,b]	256,694
CBS, Cl. B	13,435	[b]	624,996
Interpublic Group of Companies	36,411	[b]	834,904
WPP	26,474		595,040
			2,311,634
Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
AbbVie	14,456	[b]	860,855
Bristol-Myers Squibb	6,263	[b]	413,045
Eli Lilly & Co.	9,593		782,501
Incyte	6,019	[a]	707,413
Pacira Pharmaceuticals	22,042	[a]	1,100,998
Pfizer	27,274	[b]	922,407
Sanofi	3,726		376,337
Sanofi, ADR	15,374		773,927
VCA	9,996	[a]	547,481
			6,484,964
Retailing - 4.5%
Home Depot	4,561		563,922
Lululemon Athletica	10,041	[a,b]	493,716

Common Stocks - 79.5% (continued)	Shares		Value ($)
Retailing - 4.5% (continued)
Netflix	5,503	[a]	596,415
Priceline Group	576	[a,b]	837,642
Rexel	29,176		398,797
Staples	42,896	[b]	557,219
Ulta Salon Cosmetics & Fragrance	4,133	[a,b]	718,977
			4,166,688
Semiconductors & Semiconductor Equipment - 5.7%
Avago Technologies	8,937	[b]	1,100,413
Cavium	16,027	[a,b]	1,137,115
NXP Semiconductors	12,332	[a,b]	966,212
Qorvo	14,563	[a]	639,753
Skyworks Solutions	8,470		654,223
United Microelectronics, ADR	410,131		758,742
			5,256,458
Software & Services - 9.3%
Akamai Technologies	11,049	[a,b]	672,000
Alphabet, Cl. C	1,549	[a,b]	1,101,044
Cerner	14,177	[a,b]	939,793
Citrix Systems	10,952	[a,b]	899,159
Facebook, Cl. A	7,370	[a,b]	751,519
Fortinet	17,085	[a,b]	587,040
Mobileye	9,059	[a]	412,366
Oracle	27,843	[b]	1,081,422
salesforce.com	7,133	[a,b]	554,305
Splunk	7,862	[a,b]	441,530
Visa, Cl. A	8,472	[b]	657,258
Workday, Cl. A	6,499	[a]	513,226
			8,610,662
Technology Hardware & Equipment - 3.7%
Amphenol, Cl. A	14,908		808,312
Apple	10,244	[b]	1,224,158
Cisco Systems	48,147	[b]	1,389,040
			3,421,510
Telecommunication Services - 2.6%
China Mobile, ADR	12,295	[b]	741,512
Ciena	29,822	[a,b]	719,903
ENTEL Chile	49,055		453,976
Telefonica Brasil, ADR	47,049	[b]	487,428
			2,402,819

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 79.5% (continued)	Shares		Value ($)
Transportation - 3.7%
Beijing Capital International Airport, Cl. H	588,000		631,956
Controladora Vuela Compania de Aviacion, ADR	27,921	[a]	474,378
Delta Air Lines	11,157	[b]	567,222
FedEx	3,838		598,920
Southwest Airlines	12,515		579,319
TAV Havalimananlari Holdings	70,361		552,674
			3,404,469
Utilities - 2.8%
Electricite de France	41,526		773,321
NextEra Energy	11,124	[b]	1,141,990
NRG Yield, Cl. A	30,643	[b]	420,728
NRG Yield, Cl. C	17,751	[b]	256,325
			2,592,364
Total Common Stocks (cost $71,568,266)			73,343,703
Other Investment - 15.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $14,256,604)	14,256,604	[d]	14,256,604
Total Investments (cost $85,824,870)	95.0%		87,600,307
Cash and Receivables (Net)	5.0%		4,623,561
Net Assets	100.0%		92,223,868

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Held by a broker as collateral for open short positions.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $387,176, or 0.42% of net assets.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investment	15.5
Energy	11.6
Software & Services	9.3
Pharmaceuticals, Biotechnology & Life Sciences	7.0
Health Care Equipment & Services	7.0
Capital Goods	6.3
Semiconductors & Semiconductor Equipment	5.7
Food, Beverage & Tobacco	4.7
Materials	4.6
Retailing	4.5
Technology Hardware & Equipment	3.7
Transportation	3.7
Utilities	2.8
Telecommunication Services	2.6
Media	2.5
Commercial & Professional Services	1.0
Consumer Durables & Apparel	.9
Consumer Services	.6
Exchange-Traded Funds	.6
Automobiles & Components	.4
95.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF SECURITIES SOLD SHORT

October 31, 2015

Common Stocks-47.9%	Shares	Value ($)
Automobiles & Components-1.0%
Gentex	36,877	604,414
Takata	31,700	362,236
		966,650
Capital Goods-3.6%
China State Construction International Holdings	366,000	557,052
CNH Industrial	56,303	380,721
Deere & Co.	4,387	342,186
Nippon Electric Glass	143,000	707,421
Parker Hannifin	4,185	438,170
Rotork	147,944	427,262
Siemens	4,198	422,394
		3,275,206
Commercial & Professional Services-1.5%
Dun & Bradstreet	4,210	479,393
Experian	53,906	920,715
		1,400,108
Consumer Durables & Apparel-.6%
Ralph Lauren	5,082	562,933
Consumer Services-.6%
Sodexo	6,356	565,926
Energy-8.5%
Apache	19,492	918,658
Chevron	13,480	1,225,062
ConocoPhillips	21,689	1,157,108
Exxon Mobil	13,381	1,107,144
HollyFrontier	19,112	935,915
Murphy Oil	32,000	909,760
Repsol	48,210	608,314
Statoil	60,768	974,050
		7,836,011
Exchange-Traded Funds-1.4%
PowerShares QQQ Trust	11,594	1,313,948
Food, Beverage & Tobacco-2.8%
Flowers Foods	19,405	523,935
General Mills	9,176	533,217
Hershey	5,406	479,458

Common Stocks-47.9% (continued)	Shares		Value ($)
Food, Beverage & Tobacco-2.8% (continued)
Hormel Foods	7,499		506,557
McCormick & Co.	6,754		567,201
			2,610,368
Health Care Equipment & Services-3.9%
Aetna	3,196		366,837
Community Health Systems	16,039		449,734
Fresenius	7,935		582,437
Henry Schein	4,370		662,973
IDEXX Laboratories	8,089		555,067
Owens & Minor	13,542		485,481
Quest Diagnostics	7,025		477,349
			3,579,878
Materials-3.1%
International Paper	20,748		885,732
Monsanto	5,146		479,710
PPG Industries	7,272		758,179
Praxair	6,323		702,422
			2,826,043
Media-.7%
Thomson Reuters	14,671		601,804
Pharmaceuticals, Biotechnology & Life Sciences-4.6%
Amgen	6,319		999,539
Gilead Sciences	5,966		645,104
Johnson & Johnson	5,589		564,657
Lannett Company	8,268		370,158
Ligand Pharmaceuticals	8,441		762,644
Roche Holding	3,416		927,222
			4,269,324
Real Estate-1.1%
Weyerhaeuser	34,618	a	1,015,346
Retailing-1.7%
Bed Bath & Beyond	8,848		527,606
Gap	10,150		276,283
Nordstrom	4,011		261,557
Tiffany & Co.	5,586		460,510
			1,525,956
Semiconductors & Semiconductor Equipment-.8%
STMicroelectronics	103,988		716,477
Software & Services-4.3%
Autodesk	11,874		655,326

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks-47.9% (continued)	Shares	Value ($)
Software & Services-4.3% (continued)
CA	21,327	590,971
International Business Machines	4,783	670,003
SAP, ADR	10,063	792,059
ServiceNow	4,511	368,323
VeriFone Systems	23,240	700,454
Yelp	10,451	232,535
		4,009,671
Technology Hardware & Equipment-2.2%
Ingenico	5,734	677,197
Juniper Networks	22,493	706,055
NetApp	20,240	688,160
		2,071,412
Telecommunication Services-.8%
T-Mobile US	18,657	706,914
Transportation-1.6%
China Shipping Container Lines, Cl. H	2,512,000	1,070,112
Royal Mail	59,200	406,391
		1,476,503
Utilities-3.1%
Consolidated Edison	22,263	1,463,792
Southern	30,749	1,386,780
		2,850,572
Total Securities Sold Short (proceeds $45,467,961)		44,181,050

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Investment in real estate investment trust.

Portfolio Summary (Unaudited) †	Value (%)
Energy	8.5
Pharmaceuticals, Biotechnology & Life Sciences	4.6
Software & Services	4.3
Health Care Equipment & Services	3.9
Capital Goods	3.6
Materials	3.1
Utilities	3.1
Food, Beverage & Tobacco	2.8
Technology Hardware & Equipment	2.2
Retailing	1.7
Transportation	1.6
Commercial & Professional Services	1.5
Exchange-Traded Funds	1.4
Real Estate	1.1
Automobiles & Components	1.0
Semiconductors & Semiconductor Equipment	.8
Telecommunication Services	.8
Media	.7
Consumer Services	.6
Consumer Durables & Apparel	.6
47.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	71,568,266	73,343,703
Affiliated issuers	14,256,604	14,256,604
Cash		185,397
Cash denominated in foreign currency	502,417	500,196
Receivable from brokers for proceeds on securities sold short—Note 4		45,467,960
Receivable for investment securities sold		5,606,902
Receivable for shares of Beneficial Interest subscribed		120,000
Dividends and interest receivable		99,484
Prepaid expenses		25,137
		139,605,383
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		128,435
Securities sold short, at value (proceeds $45,467,960—See Statement of Securities Sold Short—Note 4		44,181,049
Payable for investment securities purchased		2,933,436
Payable for dividends on securities sold short		36,939
Due to broker		23,151
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,772
Payable for shares of Beneficial Interest redeemed		41
Accrued expenses		76,692
		47,381,515
Net Assets ($)		92,223,868
Composition of Net Assets ($):
Paid-in capital		90,793,732
Accumulated investment (loss)—net		(1,491,714)
Accumulated net realized gain (loss) on investments		(141,532)
Accumulated net unrealized appreciation (depreciation) on investments, securities sold short and foreign currency transactions		3,063,382
Net Assets ($)		92,223,868

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,919,066	121,105	14,331,998	75,851,699
Shares Outstanding	151,669	9,733	1,126,130	5,959,215
Net Asset Value Per Share ($)	12.65	12.44	12.73	12.73

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $67,893 foreign taxes withheld at source):
Unaffiliated issuers	1,339,356
Affiliated issuers	23,627
Total Income	1,362,983
Expenses:
Management fee—Note 3(a)	1,473,266
Dividends on securities sold short	1,198,872
Interest on securities sold short	269,608
Professional fees	97,518
Shareholder servicing costs—Note 3(c)	74,860
Registration fees	65,599
Custodian fees—Note 3(c)	62,841
Prospectus and shareholders’ reports	10,226
Trustees’ fees and expenses—Note 3(d)	9,282
Loan commitment fees—Note 2	1,016
Distribution fees—Note 3(b)	923
Miscellaneous	24,963
Total Expenses	3,288,974
Less—reduction in expenses due to undertaking—Note 3(a)	(124,649)
Less—reduction in fees due to earnings credits—Note 3(c)	(11)
Net Expenses	3,164,314
Investment (Loss)—Net	(1,801,331)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	5,984,722
Short sale transactions	(1,231,313)
Net realized gain (loss) on forward foreign currency exchange contracts	65,393
Net Realized Gain (Loss)	4,818,802
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,610,667)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,239)
Net unrealiazed appreciation (depreciation) on securities sold short	1,363,721
Net Unrealized Appreciation (Depreciation)	(3,250,185)
Net Realized and Unrealized Gain (Loss) on Investments	1,568,617
Net (Decrease) in Net Assets Resulting from Operations	(232,714)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014

Operations ($):
Investment (loss)—net	(1,801,331)	(1,528,284)
Net realized gain (loss) on investments	4,818,802	(4,382,937)
Net unrealized appreciation (depreciation) on investments	(3,250,185)	5,058,592
Net Increase (Decrease) in Net Assets Resulting from Operations	(232,714)	(852,629)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,515,954	28,159,689
Class C	-	22,358
Class I	638,227	18,888,412
Class Y	26,189,513	60,594,781
Cost of shares redeemed:
Class A	(27,622,811)	(546,954)
Class I	(2,462,390)	(15,057,880)
Class Y	(16,570,325)	(6,118,554)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(18,311,832)	85,941,852
Total Increase (Decrease) in Net Assets	(18,544,546)	85,089,223
Net Assets ($):
Beginning of Period	110,768,414	25,679,191
End of Period	92,223,868	110,768,414
Accumulated investment (loss)—net	(1,491,714)	(1,448,033)
Capital Share Transactions (Shares):
Class A
Shares sold	118,321	2,213,024
Shares redeemed	(2,151,149)	(43,170)
Net Increase (Decrease) in Shares Outstanding	(2,032,828)	2,169,854
Class C
Shares sold	-	1,733
Class Ia
Shares sold	49,954	1,449,073
Shares redeemed	(190,551)	(1,174,743)
Net Increase (Decrease) in Shares Outstanding	(140,597)	274,330
Class Ya
Shares sold	2,038,264	4,693,895
Shares redeemed	(1,288,190)	(476,754)
Net Increase (Decrease) in Shares Outstanding	750,074	4,217,141
[a] During the period ended October 31, 2014, 1,120,848 Class I shares representing $14,380,484 were exchanged for 1,120,848 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.74	12.79	12.50
Investment Operations:
Investment (loss)—net[b]	(.23)	(.30)	(.07)
Net realized and unrealized gain (loss) on investments	.14	.25	.36
Total from Investment Operations	(.09)	(.05)	.29
Net asset value, end of period	12.65	12.74	12.79
Total Return (%)[c]	(.71)	(.39)	2.32	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.24	3.56	4.57	[e]
Ratio of net expenses to average net assets	3.08	3.28	2.82	[e]
Ratio of net investment (loss) to average net assets	(1.78)	(2.35)	(2.07)	[e]
Portfolio Turnover Rate	359.78	204.65	45.11	[d]
Net Assets, end of period ($ x 1,000)	1,919	27,837	187

a  From July 31, 2013 (commencement of operations) to October 31, 2013.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.63	12.76	12.50
Investment Operations:
Investment (loss)—net[b]	(.33)	(.40)	(.09)
Net realized and unrealized gain (loss) on investments	.14	.27	.35
Total from Investment Operations	(.19)	(.13)	.26
Net asset value, end of period	12.44	12.63	12.76
Total Return (%)[c]	(1.43)	(1.10)	2.08	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.09	4.48	5.36	[e]
Ratio of net expenses to average net assets	3.85	3.98	3.62	[e]
Ratio of net investment (loss) to average net assets	(2.62)	(3.10)	(2.83)	[e]
Portfolio Turnover Rate	359.78	204.65	45.11	[d]
Net Assets, end of period ($ x 1,000)	121	123	102

a  From July 31, 2013 (commencement of operations) to October 31, 2013.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.79	12.79	12.50
Investment Operations:
Investment (loss)—net[b]	(.21)	(.28)	(.06)
Net realized and unrealized gain (loss) on investments	.15	.28	.35
Total from Investment Operations	(.06)	–	.29
Net asset value, end of period	12.73	12.79	12.79
Total Return (%)	(.47)	(.08)	2.40	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.95	3.46	4.05	[d]
Ratio of net expenses to average net assets	2.85	3.01	2.62	[d]
Ratio of net investment (loss) to average net assets	(1.60)	(2.12)	(1.83)	[d]
Portfolio Turnover Rate	359.78	204.65	45.11	[c]
Net Assets, end of period ($ x 1,000)	14,332	16,196	12,697

a  From July 31, 2013 (commencement of operations) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.79	12.79	12.50
Investment Operations:
Investment (loss)—net[b]	(.21)	(.27)	(.06)
Net realized and unrealized gain (loss) on investments	.15	.27	.35
Total from Investment Operations	(.06)	–	.29
Net asset value, end of period	12.73	12.79	12.79
Total Return (%)	(.47)	(.08)	2.40	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.95	3.32	4.05	[d]
Ratio of net expenses to average net assets	2.85	3.00	2.62	[d]
Ratio of net investment (loss) to average net assets	(1.62)	(2.10)	(1.83)	[d]
Portfolio Turnover Rate	359.78	204.65	45.11	[c]
Net Assets, end of period ($ x 1,000)	75,852	66,612	12,692

a  From July 31, 2013 (commencement of operations) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Research Long/Short Equity Fund (the “fund”) is the sole series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A and Class C shares and 825,788 Class I shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	52,146,934	—	—	52,146,934
Equity Securities - Foreign Common Stocks†	20,654,534	—	—	20,654,534
Exchange-Traded Funds	542,235	—	—	542,235
Mutual Funds	14,256,604	—	—	14,256,604
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(1,772)	—	(1,772)
Securities Sold Short:
Equity Securities - Domestic Common Stocks†††	(31,167,311)	—	—	(31,167,311)
Equity Securities - Foreign Common Stocks†††	(11,699,790)	—	—	(11,699,790)
Exchange-Traded Funds	(1,313,948)	—	—	(1,313,948)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

††† See Statement of Securities Sold Short for additional detailed categorizations.

At October 31, 2014, $18,755,757 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	17,774,000	150,303,320	153,820,716	14,256,604	15.5

Certain affiliated investment companies may also invest in the fund. At October 31, 2015, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 3,603,744 Class Y shares representing approximately 50% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $1,950,431 and unrealized appreciation $971,419. In addition, the fund deferred for tax purposes late year ordinary losses of $1,491,714 to the first day of the following fiscal year.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, net operating losses, limited partnership adjustments and short sale dividend reclass, the fund increased accumulated undistributed investment income-net by $1,757,650, decreased accumulated net realized gain (loss) on investments by $34,538 and decreased paid-in capital by $1,723,112. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7,

2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.35% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, to waive receipt of its fees and/or assume the direct expenses of the fund, from November 1, 2014 through March 1, 2016, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, dividend and interest expense on securities sold short, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.50% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $124,649 during the period ended October 31, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to–day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-

NOTES TO FINANCIAL STATEMENTS (continued)

investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended October 31, 2015, the Distributor retained $26 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $923 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $57,825 and $308, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $3,967 for transfer agency services and $238 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $11.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

During the period ended October 31, 2015, the fund was charged $62,841 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $104,283, Distribution Plan fees $77, Shareholder Services Plan fees $499, custodian fees $33,000, Chief Compliance Officer fees $882 and transfer agency fees $749, which are offset against an expense reimbursement currently in effect in the amount of $11,055.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward contracts, during the period ended October 31, 2015 were as follows:

	Purchases ($)	Sales ($)
Long transactions	303,467,179	326,265,819
Short sale transactions	250,005,923	225,475,725
Total	553,473,102	551,741,544

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at October 31, 2015 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized (Depreciation)($)
Sales:
Goldman Sachs International
Japanese Yen,
Expiring
11/2/2015	12,325,993	101,895	102,146	(251)
Northern Trust Bank
British Pound,
Expiring
11/2/2015	296,332	455,302	456,823	(1,521)
Gross Unrealized Depreciation				(1,772)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(1,772)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(1,772)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(1,772)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs International	(251)		-	-	(251)
Northern Trust Bank	(1,521)		-	-	(1,521)
Total	(1,772)		-	-	(1,772)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Forward contracts	996,782

At October 31, 2015, the cost of investments for federal income tax purposes was $87,916,833; accordingly, accumulated net unrealized depreciation on investments was $316,526, consisting of $4,697,360 gross unrealized appreciation and $5,013,886 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Research Long/Short Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Research Long/Short Equity Fund (the sole series comprising Dreyfus Manager Funds I) as of October 31, 2015 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Research Long/Short Equity Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (75)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

For More Information

Dreyfus Research Long/Short Equity Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company.
Asset Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLSAX Class C: DLSCX Class I: DLSYX Class Y: DLYYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6116AR1015

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,428 in 2014 and $44,513 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,120 in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,876 in 2014 and $3,864 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,138 in 2014 and $45 in 2015. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $26,822,186 in 2014 and $19,591,507 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds I

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:  December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date: December 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date: December 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)